Trade and other payables	12 Months Ended
Dec. 31, 2021
Trade and other payables.
Trade and other payables

15.Trade and other payables

	At December 31,
(in thousands of $)	2021	2020	2019
Trade payables	$208,850	$206,325	$65,639
Short‑term employee benefits	83,737	68,867	30,188
Other	828	—	—
Total trade and other payables	$293,415	$275,192	$95,827

Trade payables correspond primarily to clinical and manufacturing activities and include accrued expenses related to these activities.

As of December 31, 2021 and December 31, 2020, the trade payables include accruals amounting to $163.7 million and $64.5 million, respectively, related to accruals from clinical manufacturing organizations for the manufacturing of drug products and from clinical research organisations.

Short-term employee benefits include payables and accruals for salaries and bonuses to be paid to the employees of the Company.